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                                                                Exhibit 10.9


                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT, dated as of March 31, 2000, made by the undersigned (the "BORROWER"), in favor of Exact Laboratories, Inc., a Delaware corporation with its Principal Office at 63 Great Road, Maynard, Massachusetts 01754 (the "COMPANY").

                                    RECITALS

         WHEREAS, pursuant to the Company's 1995 Stock Plan the Company has granted to Borrower options to purchase an aggregate 100,000 shares of the Company's Common Stock, $0.01 par value per share, (the "SHARES"), of which 75,000 shares are subject to restrictions on transfer pursuant to a Stock Restriction Agreement by and between the Borrower and the Company dated March 31, 2000 (the "STOCK RESTRICTION AGREEMENT");

         WHEREAS, the Company has agreed to make a loan to the Borrower upon the terms and subject to the conditions set forth therein, to be evidenced by the promissory note (the "NOTE") issued by the Borrower thereunder; and

         WHEREAS, the Borrower is the legal and beneficial owner of the Pledged Securities (as hereinafter defined) and it is a requirement of the Borrower under the Stock Restriction Agreement that the Borrower shall execute and deliver this Pledge Agreement to the Company.

         NOW, THEREFORE, in consideration of the premises, the Borrower hereby agrees with the Company as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

         "CODE" means the Uniform Commercial Code from time to time in effect in the Commonwealth of Massachusetts.

         "COLLATERAL" means the Pledged Securities and all Proceeds.

         "EVENT OF DEFAULT" means those events set forth in the Note.

         "OBLIGATIONS" means the unpaid principal of and interest on the Note and all other obligations and liabilities of the Borrower to the Company, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Stock Restriction Agreement, the Note or this Pledge Agreement and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Company) or otherwise.

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         "PERMITTED LIENS" means the right of the Company to repurchase the
Pledged Securities under certain circumstances pursuant to the Restricted Stock Purchase Agreement between the Company and the Borrower dated March 31, 2000.

         "PLEDGE AGREEMENT" means this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

         "PLEDGED SECURITIES" means the Shares, together with all stock certificates, instruments, options or rights of any nature whatsoever which may be issued or granted to the Borrower in respect of the Pledged Securities, while this Pledge Agreement in effect.

         "PROCEEDS" means all "proceeds" as such term is defined in Section 9-306(1) of the Code and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions with respect thereto.

         2. PLEDGE; GRANT OF SECURITY INTEREST. The Borrower hereby delivers to the Company all the Pledged Securities and hereby grants to the Company a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         3. STOCK POWERS. Concurrently with the delivery to the Company of each certificate or instrument representing the Pledged Securities, the Borrower shall deliver an undated stock power or other transfer document covering such certificate or instrument, duly executed in blank with, if the Company so requests, signature guaranteed.

         4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Company that:

                  (a) the Borrower is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities, free of any and all security interests, liens or options in favor of, or claims of, any other person or entity, except for Permitted Liens; and

                  (b) upon delivery to the Company of the certificates and instruments evidencing the Pledged Securities, the lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority lien on the Pledged Securities enforceable as such against all creditors of the Borrower and any person or entities purporting to purchase any Collateral from the Borrower.

         5. COVENANTS. The Borrower covenants and agrees with the Company that, from and after the date of this Pledge Agreement until the Obligations are paid in full:

                  (a) If the Borrower shall, as a result of its ownership of the Pledged Securities, become entitled to receive or shall receive any stock certificate or other certificate or instrument (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate or

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instrument issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Pledged Securities or otherwise in respect thereof, the Borrower shall accept the same as the Company's agent, hold the same in trust for the Company and deliver the same forthwith to the Company in the exact form received, together with an undated stock power or other transfer document covering such certificate or instrument duly executed in blank and with, if the Company so requests, signature guaranteed, to be held by the Company hereunder as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of the issuer thereof shall be paid over to the Company to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Company to be held by it, subject to the terms hereof, as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by the Borrower, the Borrower shall, until such money or property is paid or delivered to the Company, hold such money or property in trust for the Company, segregated from other funds of the Borrower, as additional collateral security for the Obligations.

                  (b) Without the prior written consent of the Company, the Borrower will not (i) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral except in compliance with the provisions of Sections 6, 8 and 9 of the Stock Restriction Agreement, or
(ii) create, incur or permit to exist any lien or option in favor of, or any claim of any person or entity with respect to, any of the Collateral, or any interest therein, except for Permitted Liens. The Borrower will defend the right, title and interest of the Company in and to the Collateral against the claims and demands of all person or entities whomsoever.

                  (c) At any time and from time to time, upon the written request of the Company, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Company may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to the Company, duly endorsed in a manner satisfactory to the Company, to be held as Collateral pursuant to this Pledge Agreement.

                  (d) The Borrower agrees to pay, and to save the Company harmless from, any and all liabilities with respect to, or resulting from any delay in paying any and all stamp, excise, sales or other taxes (exclusive of taxes based on income, gross receipts, franchise rights and related items) which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

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                                      -4-

         6. CASH DIVIDENDS; VOTING RIGHTS. Notwithstanding the provisions of
Section 5(a) hereof, unless an Event of Default shall have occurred, the Borrower shall be permitted to receive all cash dividends and other cash distributions paid by the issuer of any of the Pledged Securities in respect of the Pledged Securities and to exercise all voting and corporate rights with respect to the Pledged Securities, PROVIDED, HOWEVER, that after written notice from the Company to the Borrower, no stockholder vote shall be cast or corporate right exercised or other action taken by the Borrower which, in the Company's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Note or this Pledge Agreement, except if and to the extent that the Borrower is obligated to effect such vote, exercise or action pursuant to an agreement between the Borrower and one or more third parties.

         7. RIGHTS OF THE COMPANY. (a) If an Event of Default shall occur and be continuing: (i) the Company shall have the right to receive any and all cash dividends paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as it may determine, and (ii) all of the Pledged Securities shall be registered in the name of the Company or its nominee, and the Company or its nominee may thereafter exercise (A) all voting, corporate, and other rights pertaining to the Pledged Securities at any meeting or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization of other fundamental change in the corporate or partnership structure of the issuer thereof or upon the exercise by the Borrower or the Company of any right, privilege or option pertaining to such Pledged Securities and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Company shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Company hereunder shall not be conditioned or contingent upon the pursuit by the Company of any right or remedy against the Borrower or against any other person or entity which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Company shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other person or entity or to take any other action whatsoever with regard to the Collateral or any part thereof.

         8. REMEDIES. If an Event of Default shall occur and be continuing, the Company may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Company, without demand of performance or other demand, presentment, protest,

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                                      -5-

advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower, any guarantor or any other person or entity (all and each of which demands, defenses, advertisements and notices are hereby expressly waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Company or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Company shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby expressly waived and released. The Company shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Company hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Company may elect, and only after such application and after the payment by the Company of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the Code, need the Company account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Company arising out of the exercise by the Company of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

         9. AMENDMENTS WITH RESPECT TO THE OBLIGATIONS. The Borrower shall remain obligated hereunder, and the Collateral shall remain subject to the lien granted hereby, notwithstanding that, without any reservation of rights against the Borrower, and without notice to or further assent by the Borrower, any demand for payment of any of the Obligations made by the Company may be rescinded by the Company, and any of the Obligations continued, and the Obligations, or the liability of the Borrower upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Company, and the Credit Agreement, Note and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Company may deem advisable from time to time, and any right of offset or other collateral at any time held by the Company for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Company shall have no obligation to protect, secure, perfect or insure any other lien at any time held by it as security for the Obligations or any property subject thereto. The Borrower hereby expressly waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Company upon this Pledge Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this

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Pledge Agreement; and all dealings between the Borrower and the Company shall likewise be conclusively presumed to have been created or consummated in reliance upon this Pledge Agreement. The Borrower hereby expressly waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower with respect to the Obligations.

         10. LIMITATION ON DUTIES REGARDING COLLATERAL. The Company's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Company deals with similar securities, instruments and property for its own account. Neither the Company nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

         11. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         12. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. SECTION HEADINGS. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

         14. NO WAIVER; CUMULATIVE REMEDIES. The Company shall not by any act (except by a written instrument pursuant to paragraph 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Company, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         15. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Pledge Agreement, may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Company, PROVIDED that any provision of this Pledge Agreement may be waived in writing by the Company

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in a letter or agreement executed by the Company or by telex or facsimile transmission from the Company. This Pledge Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Company and its successors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts.

         16. NOTICES. Notices by either party hereto to the other shall be given as provided in the Credit Agreement.

         17. COUNTERPARTS. This Pledge Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

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                                      -8-

         IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above.

                                                  BORROWER:

                                                  /s/ Stanley N. Lapidus
                                                  ----------------------------
                                                  Signature

                                                  STANLEY N. LAPIDUS
                                                  ----------------------------
                                                  Print Name


                                                  COMPANY:

                                                  EXACT LABORATORIES, INC.

                                                  By: /s/ Stanley N. Lapidus
                                                      ------------------------

                                                  Title: President
                                                         ---------------------